UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

          Date of report (Date of earliest event reported): September 1, 2006

                            Applied DNA Sciences, Inc
               (Exact Name of Registrant as Specified in Charter)


           Nevada                   002-90539                  59-2262718
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)


                       25 Health Sciences Drive, Suite 113
                           Stony Brook, New York 11790
               (Address of Principal Executive Offices) (Zip Code)

                                  631-444-6861
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.

      On September 1, 2006, Applied DNA Sciences, Inc., a Nevada corporation (the "Company"), issued warrants to purchase an aggregate of 18,400,000 shares of the Company's common stock exercisable for a period of five years commencing on September 1, 2006, at a price of $0.09 per share, the closing price of the Company's common stock on the date of issuance. Each such warrant provides its holder unlimited piggyback registration rights with respect to any registration statement filed by the Company. These warrants include warrants to purchase an aggregate of 6,400,000 shares of the Company's common stock that were issued to James A. Hayward, a director and the Company's Chief Executive Officer, and warrant to purchase 6,000,000 shares of the Company's common stock that was issued to Timpix International Limited, a British Virgin Islands corporation whose sole director is Jun-Jei Sheu, a director and the Chairman of the Board of Directors of the Company.

      On September 1, 2006, the Company also issued a warrant to purchase 250,000 shares of the Company's common stock to Sanford R. Simon, a director of the Company, and a warrant to purchase 250,000 shares of the Company's common stock to Yacov Shamash, a director of the Company. Each such warrant is exercisable for a period commencing on March 17, 2007, and expiring on August 31, 2011, at a price of $0.09 per share, the closing price of the Company's common stock on the date of issuance of the warrants. Each such warrant provides its holder unlimited piggyback registration rights with respect to any registration statement filed by the Company

      The Company claims an exemption from the registration requirements of the Securities Act for the private placement of these warrants pursuant to Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits.

      Exhibit 10.1      Form of Warrant  of Applied DNA  Sciences,  Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Applied DNA Sciences, Inc.
                                       (Registrant)



                                       By: /s/ James  Hayward
                                       --------------------------------------
                                       James Hayward
                                       Chief Executive Officer




Date: September 7, 2006